UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2020

ZHEN DING RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	333-188152	11-335926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 111, 3900 Place De Java, Second Floor, Brossard, Quebec, Canada		J4Y 9C4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(778) 297-4409

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	RBTK	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

Thayer O’Neal Company, LLC applied for de-registration from the PCAOB.

(i)	On September 29, 2020, Zhen Ding Resources Inc. (the “Company”) dismissed Thayer O’Neal Company, LLC as its independent registered public accounting firm.
(ii)	The reports of Thayer O’Neal Company, LLC regarding the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.
(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.
(iv)	During the Company’s fiscal years December 31, 2019 and 2018, and through September 29, 2020, there were (i) no disagreements with Thayer O’Neal Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer O’Neal Company, LLC would have caused Thayer O’Neal Company, LLC to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to our internal control over financial reporting, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
(v)	The Company provided Thayer O’Neal Company, LLC with a copy of the foregoing disclosures and requested Thayer O’Neal Company, LLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Thayer O’Neal Company, LLC agrees with the disclosures. A copy of the letter provided by Thayer O’Neal Company, LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

 (b)       New Independent Registered Public Accounting Firm

(1)	Effective September 29, 2020, the Company engaged TPS Thayer, LLC Certified Public Accountants (“TPS”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through September 29, 2020, the Company had not consulted with TPS regarding any of the following:
(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Thayer concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Thayer O’Neal Company, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHEN DING RESOURCES INC.

Date: September 30, 2020	By:	/s/ Wen Mei Tu
Wen Mei Tu
Chief Executive Officer

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